Exhibit 99.1

KANSAS PORTFOLIO GROUP

FINANCIAL STATEMENT

YEARS ENDED DECEMBER 31, 2024 AND 2023

TABLE OF CONTENTS

REPORT OF INDEPENDENT AUDITOR	F-2
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES	F-4

F-1

Report of Independent Auditor

To Kansas Portfolio Group:

We have audited the combined statements of revenues and certain expenses (the “Statements”) of the Kansas Portfolio Group for the years ending December 31, 2024 and 2023, and the related notes to the combined financial statements.

In our opinion, the accompanying combined financial statements present fairly, in all material respects, the combined statement of revenues and certain expenses of Kansas Portfolio Group for the years ending December 31, 2024 and 2023 and the related notes to the combined financial statements in accordance with the basis of accounting described in Note 2.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Financial Statements section of our report. We are required to be independent of the Kansas Portfolio Group and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter — Basis of Accounting

As discussed in notes to the combined financial statements, the accompanying combined financial statements were prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission for inclusion in the registration statement of Strawberry Fields REIT, Inc., as described in Note 2 and are not intended to be a complete presentation of the Kansas Portfolio Group’s combined revenue and expenses.

Responsibilities of Management for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with the basis of accounting described in Note 2, and for determining that the basis of accounting is an acceptable basis for the preparation of the combined financial statements in the circumstances. Management is also responsible for the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the combined financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Kansas Portfolio Group’s ability to continue as a going concern for a period of one year after the date that the financial statements are issued.

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Kansas Portfolio Group

Page Two

Auditor’s Responsibilities for the Audit of the Combined Financial Statements

Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of certain internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements.

In performing an audit in accordance with GAAS, we:

-	Exercise professional judgment and maintain professional skepticism throughout the audit.

-	Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

-	Obtain an understanding of internal controls relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Kansas Portfolio Group’s internal controls. Accordingly, no such opinion is expressed.

-	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.

-	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Kansas Portfolio Group’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Hacker, Johnson & Smith PA

HACKER, JOHNSON & SMITH PA

Tampa, Florida

March 11, 2025

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KANSAS PORTFOLIO GROUP

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEARS ENDED DECEMBER 31, 2024 and 2023

(Dollars in Thousands)

	Year Ended December 31,
	2024	2023
Revenues:
Rental revenue	$2,358	1,321
Certain expense:
Property insurance	212	185
Revenue In Excess of Certain Expenses	$2,146	1,136

See accompanying notes to combined statements of revenues and certain expenses.

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KANSAS PORTFOLIO GROUP

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEARS ENDED DECEMBER 31, 2024 AND 2023

NOTE 1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

Kansas Portfolio Group (the “Portfolio Group”), which is not a legal entity, but rather a combination of certain real estate entities and operations as described below, is engaged in the business of owning and leasing certain healthcare facilities located in the State of Kansas. The accompanying combined statements of revenues and certain expenses (the “Statements”) relate to the operations of the Properties Group, consisting of leasing five skilled nursing facilities and one assisted living facility with 354 licensed beds (the “Facilities”) located in Kansas. The Facilities are owned by Bonner Springs Realco, LLC, Clearwater SNF Realco, LLC, Clearwater AL Realco, LLC, Fountainview Realco, LLC, Legacy on 10th Realco, LLC, 1600 South Woodlawn Realty, LLC, (collectively, the “Sellers”).

On December 20, 2024, the Sellers and Strawberry Fields REIT Inc. (the “Purchaser”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to with the Purchaser agreed to purchase the Facilities. The Purchaser will assign the right to acquire the Facilities to newly organized indirect subsidiaries of the Strawberry Fields Realty, LP, the Purchaser’s operating partnership. The purchase price for the Facilities is $24.0 million, payable at the closing. The Purchaser completed the acquisition on January 2, 2025.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses to be incurred in the future operations of the Portfolio Group, have been excluded. Such excluded items include depreciation and amortization, interest expense, related party fees, management fees, non-recurring professional fees, and other miscellaneous revenue and expenses not directly related to the proposed future operations of the Portfolio Group.

Revenue Recognition

Rental and escalation income from operating real estate is derived from the leasing of healthcare facilities to tenants/operators. The leases are for fixed terms and provide for annual rentals and expense reimbursements to be paid in monthly installments. Rental revenues relating to non-contingent leases that contain specified rental increases over the life of the lease are recognized on the straight-line basis. Recognizing income on a straight-line basis requires the Facilities to calculate the total non-contingent rent containing specified rental increases over the life of the lease and to recognize the revenue evenly over that life.

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KANSAS PORTFOLIO GROUP

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEARS ENDED DECEMBER 31, 2024 AND 2023

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Revenue Recognition (Cont.)

This method results in rental income in the early years of a lease being higher than actual cash received. At some point during the lease, depending on its terms, the cash rent payments eventually exceed the straight-line rent which results in the straight-line rent receivable asset decreasing to zero over the remainder of the lease term. The Portfolio Group assesses the collectability of straight-line rent in accordance with the applicable accounting standards and reserve policy. If the lessee becomes delinquent in rent owed under the terms of the lease, the Portfolio Group may provide a reserve against the recognized straight-line rent receivable asset for a portion, up to its full value, that the Portfolio Group estimates may not be recoverable.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that could affect the amounts of reported revenues and certain operating expenses. Actual results could differ from those estimates.

Commitments and Contingencies

The Portfolio Group may be subject to legal claims and disputes in the ordinary course of business. Management believes any settlement of any existing potential claims and dispute would not have a material impact on the Portfolio Groups revenues and certain expenses.

NOTE 3.	MINIMUM FUTURE LEASE RENTALS

On December 31, 2024 the Purchaser entered into a new master lease agreement with the tenant to lease the Facilities. As of December 31, 2024, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (dollars in thousands):

Years Ending:	Amount
2025	$2,400
2026	2,472
2027	2,546
2028	2,623
2029	2,701
Thereafter	14,772
Total	$27,514

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KANSAS PORTFOLIO GROUP

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES,

YEARS ENDED DECEMBER 31, 2024 AND 2023

NOTE 4.	TENANT CONCENTRATIONS

For the years ended December 31, 2024 and 2023, no single tenant accounted for a significant amount of rental revenue.

NOTE 5.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through March 11, 2025, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

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